                                                                    Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec 1350), the undersigned, James L. DiStefano, Chief Financial Officer of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                       /s/ James L. DiStefano
                                                       ------------------------
                                                       James L. DiStefano
                                                       Chief Financial Officer
                                                       April 25, 2005